Van Kampen Trust for Investment Grade Municipals
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


                                                                     JP Morgan
Dallas/For  05/01/  15,152   $97.03 $1,470,2  2,500,   0.17%   0.33  Securities
 t Worth      03     ,066              05,      000             5%      Inc,
 Airport                               000                             Morgan
                                                                      Stanley,
                                                                      Estrada
                                                                     Hinojosa &
                                                                      Company,
                                                                     MR Beal &
                                                                      Company,
                                                                      RBC Dain
                                                                      Rauscher
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                       Co, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                     Apex Pryor
                                                                     Securities
                                                                       , Bear
                                                                     Stearns &
                                                                        Co,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                      Lynch &
                                                                     Co, Morgan
                                                                      Keegan &
                                                                      Company,
                                                                     Ramirez &
                                                                     Co Inc and
                                                                     Southwest
                                                                     Securities
                                                                        Inc


                                                                        UBS
California                                                           Financial
Infrastruc                                                            Services
 ture and                                                               Inc,
 Economic                                                            Citigroup,
Developmen                                                            Merrill
t Bank Bay  08/06/  11,930   $97.27 $1,160,4  3,000,  0.296%   0.10   Lynch &
Area Toll     03     ,040              35,      000             3%      Co,
 Bridges                               000                            Fidelity
 Seismic                                                              Capital
 Retrofit                                                             Markets,
 Revenue                                                               First
  Bonds,                                                               Albany
  Series                                                               Corp,
  2003A                                                               Goldman
First Lien                                                             Sachs,
  Bonds                                                                Great
                                                                      Pacific
                                                                     Securities
                                                                         ,
                                                                     Henderson
                                                                      Capital
                                                                     Partners,
                                                                     JP Morgan,
                                                                        Lam
                                                                     Securities
                                                                     Investment
                                                                     s, Lehman
                                                                     Brothers,
                                                                       Morgan
                                                                      Stanley,
                                                                       Prager
                                                                      Sealy &
                                                                     Co, Quick
                                                                     & Reilly,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                       Rewood
                                                                     Securities
                                                                       Group,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                       s and
                                                                      Stone &
                                                                     Youngberg
                                                                        LLC